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                                   EXHIBIT 99.1

                               PYRAMID OIL COMPANY
                             AUDIT COMMITTEE CHARTER

     This Charter shall be reviewed as necessary for adequacy by the Audit Committee and the Board of Directors but no less frequently than annually.

I.  PURPOSE

     The principal purpose of the Audit Committee is to oversee the integrity of the Company's accounting and financial reporting processes and the audits of the Company's financial statements. In particular, the Audit Committee shall monitor (a) the integrity of the Company's financial statements, (b) the Company's compliance with legal and regulatory requirements, (c) the qualifications, independence and performance of the Company's independent auditors, and (d) the performance of the Company's internal audit function. The Audit Committee shall also prepare the report required by the Securities and Exchange Commission (the 'Commission') to be included in the Company's annual proxy statement.

     The Company's independent auditors are ultimately accountable to the Audit Committee in its capacity as a committee of the Company's Board of Directors (the Board), and the independent auditors shall report directly to the Audit Committee. The Audit Committee shall have sole and direct authority and responsibility to select, hire, oversee, evaluate, approve the compensation of, and, where appropriate, replace the Company's independent auditors (subject, if applicable, to stockholder ratification of the selection of the independent auditors).

     In discharging its oversight role, the Audit Committee is granted the power to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain and determine funding for, at the Company's expense, independent legal counsel, additional independent auditors or other experts and advisors for this purpose. The Company shall provide the Audit Committee with appropriate funding to perform its duties, including payment of the Company's independent auditors and any experts or advisors retained by the Audit Committee.

II.  Meetings

     The Audit Committee shall meet as often as it deems necessary or advisable, but not less frequently than quarterly. The Audit Committee shall meet periodically with the Company's management and its independent auditors in separate or joint sessions as deemed appropriate by the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend any meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.




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III.  MEMBERSHIP

   The Audit Committee shall be appointed by the Board and shall, so long as the Company is a 'Small Business Filer', be comprised of not fewer than two members of the Company's Board, each of whom shall meet the independence and other requirements of the American Stock Exchange, the Securities Exchange Act of 1934 (the "Exchange Act"), the rules and regulations of the Commission regarding audit committees, and the rules and regulations of any other relevant body, including those regarding independence and experience. At such time as the Company is no longer a 'Small Business Filer', the Audit Committee shall be comprised of not fewer than three members of the Board. All members of the Audit Committee shall be able to read and understand fundamental financial statements. At least one member of the Audit Committee shall be an audit committee financial expert as defined by the Commission, and, at least one member of the Audit Committee shall satisfy any applicable financial sophistication or financial expert requirements of the American Stock Exchange.

IV.  KEY FUNCTIONS AND RESPONSIBILITIES

     The following functions shall be the common recurring activities of the Audit Committee in carrying out its duties. The functions and responsibilities are set forth as a guide and may be varied from time to time by the Audit Committee as appropriate under the circumstances.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

       FINANCIAL STATEMENT AND DISCLOSURE MATTERS

     1. Review and discuss with management and the Company's independent auditors the Company's annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-KSB.

     2. Review and discuss with management and the Company's independent auditors the Company's quarterly financial statements prior to the filing of its Form10-QSB, including the results of the independent auditors' review of the quarterly financial statements.

     3. Discuss with management and the Company's independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, the quality and adequacy of the Company's internal controls and any special steps adopted in light of material deficiencies in such controls.

     4. Review and discuss quarterly reports from the independent auditors on: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment

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preferred by the independent auditors; (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences; and (d) conformance with auditing standards.

     5. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

     6. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies, and discuss with management any off-balance sheet transactions, arrangements or obligations in which the Company has an interest.

     7. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification and disclosure process for reports on Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

      OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITORS

     8. Pre-approve all auditing services, including the annual audit plan, and permitted non-audit services (including the fees and terms thereof) to be performed for the Company or for the Audit Committee or Board by the Company's independent auditors; provided that, to the extent permitted by Commission regulations, (a) the Audit Committee may delegate such pre-approval authority to a subcommittee of the Audit Committee that promptly reports all such approvals to the full Audit Committee, and (b) the Audit Committee may adopt pre-approval policies and procedures regarding the services to be rendered by the independent auditors.

     9. Meet with the independent auditors prior to the audit to discuss the planning and staffing of the audit. Discuss with the Company's independent auditors significant matters relating to the conduct of audits and attestation reports on management's assessment of internal control over financial reporting, including any difficulties encountered in the course of audit work, any restrictions on the scope of activities or access to requested information, any significant disagreements with management and the adequacy of the Company's internal control over financial reporting and disclosure controls and procedures. Discuss with the independent auditors matters relating to the report of the Audit Committee that is required by Commission rules to be included in the Company's annual proxy statement. The Audit Committee shall be responsible for resolving any disagreements between management and the independent auditors.





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     10.     Obtain from the Company's independent auditors annually a formal written statement delineating all relationships between the independent auditors and the Company; discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors' independence; and take or recommend that the Board take appropriate action regarding the independence of the independent auditors. Ensure the rotation of the audit partners as required by law, and monitor the Company's hiring of employees or former employees of the independent auditors to ensure compliance with applicable law.

     11. Obtain and review an annual report by the Company's independent auditors describing the firm's internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review of the firm.

     12. Evaluate the qualifications, performance and independence of the Company's independent auditors, including considering whether the provision of permitted non-audit services is compatible with maintaining the independent auditors' independence. The Audit Committee shall present its conclusions with respect to the independent auditors to the Board at least once each year.

       COMPLIANCE OVERSIGHT RESPONSIBILITIES

     13. At the conclusion of each audit, obtain from the Company's independent auditors assurance that the firm is not required to report to the Company under Section 10A(b) of the Exchange Act any illegal act.

     14. Approve or reject proposed related party transactions. Obtain reports from management that the Company and its employees are in compliance with applicable legal requirements and the Company's Code of Conduct.

     15. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     16. Discuss with management and the Company's independent auditors any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

     17. Discuss with the Company's General Counsel and outside counsel any legal matters that may have a material impact on the financial statements or the Company's compliance policies.

     18.     Meet quarterly.

     19.     Report regularly to the Board.

     20. Perform any other activities consistent with this Charter, the Company's Bylaws, AMEX rules and governing law and regulations, as the Audit Committee deems necessary or appropriate.

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     21.     Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

     22. Discuss with management and the Board policies with respect to risk assessment and risk management, and review and discuss with management, the Board and the Company's independent auditors any annual reports by management on the Company's internal control over financial reporting that are required by Commission rules and any related attestation reports that are required from the independent auditors pursuant to Commission rules.

V.  LIMITATION OF AUDIT COMMITTEE'S ROLE

     The Audit Committee's role is one of oversight. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the Company's independent auditors.